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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                         Distribution Date:       1/16/2001
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(I)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                         0.00
          Class B Principal Payment                                         0.00
          Class C Principal Payment                                         0.00
              Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                         0.00
          Class B Principal Payment                                         0.00
          Class C Principal Payment                                         0.00
              Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                         4,586,666.67
          Class B Note Interest Requirement                           392,222.22
          Class C Note Interest Requirement                           531,427.63
              Total                                                 5,510,316.52

       Amount of the distribution allocable to the interest
        on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                              6.11556
          Class B Note Interest Requirement                              6.27556
          Class C Note Interest Requirement                              6.61333

(iii)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                             750,000,000
          Class B Note Principal Balance                              62,500,000
          Class C Note Principal Balance                              80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account              8,928,570.00

(v)    Required Owner Trust Spread Account Amount                   8,928,570.00



                                                By:
                                                        -----------------------
                                                Name:   Patricia M. Garvey
                                                Title:  Vice President